SETTLEMENT AGREEMENT AND RELEASE

THIS SETTLEMENT AGREEMENT AND RELEASE (this "Agreement") is dated as of July 8, 2016 and is made by and between PEAK ONE OPPORTUNITY FUND, L.P., with an address of 333 South Hibiscus Drive, Miami Beach, FL 33139 (hereafter, "PEAK ONE"), and WITH, INC. (f/k/a MEDL Mobile Holdings, Inc.), a Nevada corporation with address of 7 Studebaker, Irvine, California 92618 (hereafter "WITH").

WHEREAS, on or about November 2, 2015, WITH sold PEAK ONE a convertible debenture in the face amount of one hundred thousand dollars ($100,000.00). WITH executed a Signing Debenture ("Debenture 1") in favor of PEAK ONE to memorialize the agreed investment terms, a copy of which is attached hereto as **Exhibit 1**; and

WHEREAS, on or about November 25, 2015, WITH sold PEAK ONE a second convertible debenture in the face amount of seventy thousand dollars ($70,000.00). WITH executed a Second Debenture ("Debenture 2") in favor of PEAK ONE to memorialize the agreed investment terms, a copy of which is attached hereto as **Exhibit 2**; and

WHEREAS, on or about October 30, 2015, WITH executed an irrevocable share issuance letter directing its stock transfer agent to reserve shares for issuance to PEAK ONE, a copy of which is attached hereto as **Exhibit 3**; and

WHEREAS, WITH has been in default of one or more of the default provisions of Debenture 1 and Debenture 2 since at least March 24, 2016. PEAK ONE delivered a notice of default to WITH on or about March 28, 2016; and

WHEREAS, The default interest rate on the unpaid principal amounts of Debenture 1 and Debenture 2 is eighteen percent (18%); and

WHEREAS, Debenture 1 and Debenture 2 contain acceleration clauses that became effective on or before March 24, 2016. The combined accelerated indebtedness amount is $68,000.00 added to the face amount of principal due on Debenture 1 and Debenture 2; and

WHEREAS, WITH is indebted to PEAK ONE in the amount of $238,000.00, plus default interest of $11,619.62, litigation expenses of $3,515.00, and undetermined stock issuance and sale-related transaction costs (the "Debt"); and

WHEREAS, the Debt remains unpaid; and

WHEREAS, PEAK ONE has retained legal counsel to represent it in the enforcement of the Debt, is thereby obligated to pay its legal counsel's fees, and is incurring litigation costs for which the PEAK ONE seeks recovery under the terms of Debentures 1 and 2; and

WHEREAS on or about June 16, 2016, PEAK ONE filed an action against WITH entitled, *PEAK ONE OPPORTUNITY FUND, L.P. v. WITH, INC.,* Case No. 2016-015449-CA-01 (the "Action") in the Circuit Court of Miami-Dade County, Florida, (the "Court"), whereby

PEAK ONE asserted a claim against WITH alleging that WITH failed to pay PEAK ONE after a demand having been made and that $238,000.00, excluding attorney's fees, costs, and prejudgment interest, (the "Claim"); and

WHEREAS, WITH denies that it is liable for the amount claimed in the Action, but acknowledges that it does not have sufficient cash to satisfy the Claim made in the Action or to defend the Action. WITH seeks to resolve this Action amicably; and

WHEREAS, WITH's common stock trades on the domestic U.S. over-the-counter stock market; and

WHEREAS, WITH files reports with the U.S. Securities & Exchange Commission, and its reports are available at www.SEC.gov; and

WHEREAS, the approximate market price per share on the date of execution of this settlement is $0.0024 per share; and

WHEREAS, the parties agree that approximately eight individual tranches of WITH common stock must be issued and liquidated to prevent PEAK ONE from becoming a statutory affiliate of WITH; and

WHEREAS, WITH currently only has the means to satisfy payment of PEAK ONE's bona fide claim through the issuance of authorized shares and agrees effectively to pay $270,337.62 on the Claim, inclusive of principal ($238,000.00), interest ($11,619.62), litigation expenses ($3,500.00), stock issuance costs ($568.00, based upon 8 issuances @ $71.00), brokerage account deposit fees ($5,000.00, based upon 8 deposits @ $625.00), (brokerage account commissions ($9,250.00, based upon 4% of estimated trade value), and legal opinion fees ($2,400.00, based on 8 opinions @ $300.00), in the form of WITH's common stock (the "Settlement Amount"); and

WHEREAS, adequate information about the value of the securities offered by the WITH is publicly available to PEAK ONE in the form of WITH's quarterly report for the period ended September 30, 2015, and reports for earlier periods, which reflect that WITH is in dire financial circumstances and has not been able to file its annual report for the year ended December 31, 2016 or its quarterly report for the quarter ended March 31, 2016 and does not know when or if it will be able to file said reports; and

WHEREAS, WITH and PEAK ONE desire to resolve, settle, and compromise PEAK ONE's bona fide claims that it has asserted against WITH, which arise out of or relate to the Claim in the amount of $238,000.00, which is due and owing; and

WHEREAS, the settlement protects PEAK ONE if it liquidates the Settlement Amount but fails to realize $270,337.62, in that additional shares will be issued to PEAK ONE up until it realizes repayment of the Settlement Amount; and

WHEREAS, because WITH's common stock is thinly-traded and PEAK ONE may need an extended time period in which to liquidate its shares received in this settlement, PEAK ONE shall have a period of forty-eight (48) months to liquidate the Settlement Shares, as defined below, but if it chooses not to sell all of the Settlement Shares within such period of time, and it can be demonstrated that there was an active market for the trading of WITH's common stock during such same period of time, it forfeits and waives the right to receive additional shares to liquidate for the purpose of receiving sufficient proceeds to equal the Settlement Amount; and

With the above "Whereas clauses" incorporated by reference as material terms herein, the parties hereby agree to the following settlement:

TERMS OF SETTLEMENT

1. CLAIMS. PEAK ONE agrees to resolve its bona fide claim with WITH for the Settlement Amount, which shall be paid in WITH shares of common stock (the "Common Stock").

2. SETTLEMENT SHARES. In full and final settlement of the Claims, WITH will issue and deliver to PEAK ONE in separate tranches the quantity of WITH Common Stock equivalent in cash value to the Settlement Amount, subject to the additional issuances and beneficial ownership limitations set forth in this Agreement (the "Settlement Shares"). No later than the third trading day after entry of the Agreed Order Approving Settlement Agreement (the "Order") or any notice by PEAK ONE, time being of the essence, WITH will take and cause to be taken all action necessary to complete the transactions contemplated hereby, including, but not limited to: (a) deliver to WITH's transfer agent (i) a copy of the Order, (ii) opinions of a legal counsel provided by PEAK ONE, in form and substance acceptable to PEAK ONE's brokers and the transfer agent, that all shares of Common Stock to be issued pursuant to the Order (A) are legally issued, fully paid and non-assessable, (B) when issued in accordance with the Order will be unrestricted, freely tradable and exempted from the registration requirements under the Securities Act of 1933, and (C) may be issued without restrictive legend and immediately resold by PEAK ONE without any registration, restriction or limitation; (b) issue the initial tranche, as a certificate bearing no restrictive legend, and immediately facilitate conversion into Direct Registration System (DRS) shares to PEAK ONE's balance account with The Depository Trust Company (DTC) or the Deposit/Withdrawal Agent Commission (DWAC) system, without any restriction on transfer or resale, provided that WITH participates in the DRS or DWAC systems, or by delivery of a physical certificate if not DRS or DWAC eligible; and (c) execute and deliver all further instruments and documents as may be reasonably requested by the transfer agent, PEAK ONE, or any of its brokers. The issuance of a certificate alone will not constitute completion of the Initial Issuance if WITH participates in DRS or DWAC systems.

ISLAND STOCK TRANSFER, INC. IS DIRECTED TO DELIVER WITH, INC. COMMON STOCK TO PEAK ONE OPPORTUNITY FUND, L.P., VIA THE DWAC OR DRS SYSTEM OR IF NOT AVAILABLE, A PHYSICAL CERTIFICATE UPON RECEIPT OF THE ORDER, A COPY OF THIS AGREEMENT, AND DELIVERY INSTRUCTIONS FROM PEAK ONE OPPORTUNITY FUND, L.P.

PEAK ONE may present this Agreement to Island Stock Transfer and Island Stock Transfer shall be directed to honor the Settlement Shares stock issuance requests of PEAK ONE arising from this Agreement. This paragraph shall be binding on any and all stock transfer agents retained by WITH.

PEAK ONE shall notify WITH and WITH's transfer agent at such time as it has received all sales proceeds due under this Agreement for the purpose of releasing WITH and its transfer agent from issuing additional shares of WITH Common Stock for issuance of the Final Amount.

3. PAYMENT IN FULL; TIME PERIOD FOR STOCK SALES; WAIVER. WITH and PEAK ONE agree that delivery of the Settlement Shares, as may be supplemented by the Final Amount as defined below, shall satisfy WITH's obligation in full regarding the Claim. Further, WITH, the issuer of the securities, and PEAK ONE, the proposed party to whom the securities are to be issued, agree that the value of the Settlement Shares utilized to satisfy the Claims is fair and reasonable.

Time is of the essence in this settlement, and PEAK ONE shall have a period of forty-eight (48) months from the date it obtains possession of the first tranche the Settlement Shares, but if it chooses not to sell all of the Settlement Shares within such forty-eight month's time, and it can be demonstrated that there was an active market for the trading of WITH's common stock during such same period of time, it thereby automatically forfeits and shall be deemed to have waived the right to receive additional shares equal to or greater in value to the value of the Settlement Amount, having waived by inaction its right to receive additional shares if the Settlement Shares' sale proceeds did not or would not have been sufficient to compensate it in full up to the Settlement Amount.

4. FAIRNESS HEARING. Upon the execution hereof, WITH and PEAK ONE agree, pursuant to Section 3(a)(10) of the Securities Act of 1933, as amended ("Securities Act"), and Section 517.061(1) of the Florida Securities and Investor Protection Act ("FSIPA"), to immediately submit a copy of this Agreement to the Court along with a Joint Motion for Order Approving Settlement Agreement in the form attached hereto as **Exhibit A**, Notice of Hearing in the form attached hereto as **Exhibit B**, and proposed Agreed Order Approving Settlement Agreement in the form attached hereto as **Exhibit C**, for a hearing on the fairness of such terms and conditions of the Agreement and the Plaintiff's claims resolved thereby with the issuance, pursuant to an exemption from federal and state registration, of the Settlement Shares. This Agreement shall become binding upon the parties only upon entry of the Order by the Court.

5. DEFENDANT'S REPRESENTATIONS, WARRANTIES, AND COVENANTS. WITH represents, warrants and covenants as follows: (a) it has 157 million shares of authorized common shares to issue to PEAK ONE to comply with the terms of this settlement; (b) the shares of Common Stock to be issued pursuant to the Order are (i) duly authorized, and will be validly and legally issued, fully paid and non-assessable, free and clear of all liens, encumbrances and preemptive and similar rights, (ii) unrestricted, freely tradable and exempted from registration under the Securities Act and FSIPA, (iii) issuable without any restrictive legend, and (iv) may be immediately resold by PEAK ONE without any registration, restriction or limitation, including without limitation under the Securities Act or the Securities Exchange

Act of 1934, as amended; (c) if at any time there are insufficient authorized shares to fully comply with the Order, WITH will immediately attempt to take all action required to increase its authorized shares so as to ensure its ability to timely comply with the Order (although both parties acknowledge that the SEC might prevent WITH from filing a Definitive Schedule 14C); (d) WITH has all necessary power and authority to execute, deliver and perform all of its obligations under this Agreement and the Order, the execution, delivery and performance of which have been duly authorized by all requisite action on the part of WITH, including without limitation approval by its board of directors; (e) this Agreement has been duly executed and delivered by WITH, and is fully enforceable against WITH in accordance with its terms, and the Agreement and Order will not (i) conflict with, violate, or cause a breach or default under any agreement to which WITH is a party, or (ii) require any waiver, consent, or other action of WITH or any other person; (f) WITH waives, without limitation, any agreement related to the Claims requiring payments to be applied in a certain time, order, manner, or fashion, or providing for jurisdiction or venue in any court other than this Court; (g) neither PEAK ONE, nor any of its affiliates, (i) is or was a licensed broker-dealer or an affiliate thereof, (ii) an officer, director, 10% or greater shareholder, control person, or affiliate of WITH within the last 90 days, (iii) will become a control person or affiliate of WITH while in possession of the Settlement Shares or Final Issuance, including without limitation by effectuation of the Order, or (iv) has or will, directly or indirectly, receive or provide any refund, kickback or other consideration in exchange for selling or satisfying the Claims, other than pursuant to this Agreement; (h) WITH understands that the issuance of shares as required by the Order may have a dilutive effect, which may be substantial; (i) neither WITH nor any of WITH's affiliates or agents has or will provide PEAK ONE with any material non-public information regarding WITH or its securities; (j) PEAK ONE has no obligation of confidentiality, and may sell any WITH Common Stock into the public markets at any time; and (k) with respect to this Agreement and the transactions contemplated hereby (i) PEAK ONE is acting solely in an arm's length capacity, (ii) PEAK ONE does not make or has not made any representations, warranties or covenants other than those specifically set forth herein, (iii) WITH's obligations under the Order are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of any claim WITH may have against PEAK ONE, (iv) any statement made by PEAK ONE or any of PEAK ONE's representatives, agents or attorneys is not advice or a recommendation to WITH, and (v) PEAK ONE and its affiliates, attorneys, advisors and representatives have not acted and are not acting as legal, financial, accounting, tax, investment or other advisors, agents or fiduciaries of WITH, or in any similar capacity, and have not provided any legal financial, accounting, tax, investment or other advice of any kind to WITH.

Under no circumstances will (a) WITH issue to PEAK ONE (i) share certificates bearing any form of restrictive legend, or (ii) at any one time a number of shares which, when aggregated with all shares of Common Stock then beneficially owned or controlled by PEAK ONE or its affiliates, exceed 9.99% of the total number of shares of Common Stock outstanding after such issuance; or (b) the Share Price be less than $0.0001.

Because PEAK ONE may not realize sufficient proceeds through sales of the Settlement Shares to equal the Settlement Amount, after deduction of sale transaction-related expenses, the final number of shares of Common Stock to which Plaintiff will be entitled under the Order ("Final Amount") will be that number of shares with an aggregate value equal to the Settlement

Amount, plus reasonable transaction-related expenses. Therefore, if the sum of the net proceeds realized from the Initial Issuance is less than the Final Amount, upon notification(s) from PEAK ONE to WITH's transfer agent, WITH's transfer agent shall continue to issue additional shares of Common Stock to PEAK ONE, with each issuance approximating the market value and transaction costs of the unpaid difference between the dollar amount of net sales and the dollar amount of the Settlement Amount, until the net sale proceeds from all common stock issuances is at least equal to the Settlement Amount, but if the sum of the net proceeds realized from the sale of the Initial Issuance exceeds the Final Amount, no additional issuances of common stock shall be made pursuant to this Agreement. No part of the Initial Issuance or the proceeds from sales of the Initial Issuance shall revert to WITH, all being the irrevocable property of PEAK ONE.

PEAK ONE shall provide WITH with PEAK ONE's (redacted) brokerage account statements confirming all stock sale transactions and proceeds received, and all claimed collection expenses, for WITH's regulatory reporting requirements.

6. NECESSARY ACTION. At all times after the execution of this Agreement and entry of the Order by the Court, each party hereto agrees to take or cause to be taken all such necessary action including, without limitation, the execution and delivery of such further instruments and documents, as may be reasonably requested by any party for such purposes or otherwise necessary to complete or perfect the transaction contemplated hereby.

7. WAIVER OF RIGHTS. Each party hereto waives a statement of decision, all rights to appeal, and all defenses to the Order and its enforcement, including without limitation any based on jurisdiction, standing, or splitting causes of action.

8. THIRD-PARTY BENEFICIARIES. There will be no third party beneficiaries with respect to this Agreement or the Order.

9. RELEASES. Upon execution of this Agreement, the parties hereby release, acquit and forever discharge the other and each, every and all of their current and past officers, directors, shareholders, affiliated corporations, subsidiaries, agents, employees, representatives, attorneys, predecessors, successors and assigns (the "Released Parties"), of and from any and all claims, damages, causes of action, suits and costs, of whatever nature, character or description, whether known or unknown, anticipated or unanticipated, which the parties may now have against each other as of the date of issuance of the aforesaid order (although no release in this sentence shall release WITH from its obligations for Settlement Amount as set forth in the Agreement. Upon PEAK ONE's sales proceeds having equated to the Settlement Amount, or upon the expiration of the forty-eight month period of this Agreement, whichever comes first, and in consideration of the terms and conditions of this Agreement, the parties hereby release, acquit and forever discharge the other and each, every and all of their current and past officers, directors, shareholders, affiliated corporations, subsidiaries, agents, employees, representatives, attorneys, predecessors, successors and assigns (the "Released Parties"), of and from any and all claims, damages, causes of action, suits and costs, of whatever nature, character or description, whether known or unknown, anticipated or unanticipated, which the parties may now have or may hereafter have or claim

to have against each other with respect to the terms and obligations of this Agreement. Nothing herein shall be deemed to negate or affect PEAK ONE's right and title to any securities heretofore issued to it by WITH. For additional clarity, PEAK ONE agrees never to name any and all current and past WITH officers, directors, shareholders, affiliated corporations, subsidiaries, agents, employees, representatives, attorneys, predecessors, successors and assigns in any future dispute or complaint whether there is a Court Order granted or not. Notwithstanding, WITH agrees to use its best efforts to assist in achieving a court order for this Agreement and provide any support requested by Island Stock Transfer or Peak One's broker in order to effectuate the stock issuances and deposits.

10. CONTINUING JURISDICTION. Simultaneously with the execution of this Agreement, the parties hereto, and/or the attorneys representing the parties hereto, will execute a Stipulated Notice of Voluntary Dismissal in substantially the form attached hereto as **Exhibit D**, which shall be held by PEAK ONE or its counsel and filed with the Court after delivery of the Initial Issuance in accordance with paragraph 2 herein. In order to enable the Court to grant specific enforcement and other equitable relief in connection with this Agreement, (a) the parties consent to the jurisdiction of the Court for purposes of enforcing this Agreement and (b) each party to this Agreement expressly waives any contention that there is an adequate remedy at law or any like doctrine that might otherwise preclude injunctive relief to enforce this Agreement.

11. CONTINUING OBLIGATION. Both parties agree to use their best efforts to cooperate with the Court to cause the Order to be timely entered and agree that delays caused due to the Court calendars shall not constitute a valid reason to void this Agreement.

12. INFORMATION. WITH and PEAK ONE each represent that prior to the execution of this Agreement, they have had the advice of counsel, that they fully informed themselves of its terms, contents, conditions and effects, and that no promise or representation of any kind has been made to them except as expressly stated in this Agreement.

13. OWNERSHIP AND AUTHORITY. WITH and PEAK ONE represent and warrant that they have not sold, assigned transferred, conveyed or otherwise disposed of any or all of any claim, demand, right or cause of action, relating to any matter which is covered by this Agreement, and each is the sole owner of such claim, demand, right or cause of action, and each has the power and authority and has been duly authorized to enter into and perform this Agreement and that this Agreement is a binding obligation of each, enforceable in accordance with its terms.

14. BINDING NATURE. This Agreement shall be binding on all parties executing this Agreement and their respective successors, assigns and heirs.

15. AUTHORITY TO BIND. Each party to this Agreement represents and warrants that the execution, delivery and performance of this Agreement and the consummation of the transaction provided in this Agreement have been duly authorized by all necessary action of the respective party and that the person executing this Agreement on its behalf has the full capacity to bind that entity. Each party further represents and warrants that it has been

represented by counsel of its choice with the negotiation and execution of this Agreement and that counsel has reviewed this Agreement.

16. SIGNATURES. This Agreement may be signed in counterparts and the Agreement, together with its counterpart signature pages, shall be deemed valid and binding on each party when duly executed by all parties. Facsimile and electronically scanned signatures shall be deemed valid and binding for all purposes.

17. CHOICE OF LAW, ETC. Notwithstanding the place where this Agreement may be executed by either of the parties, or any other factor, all terms and provisions hereof shall be governed by and construed in accordance with the laws of the state of Florida, applicable to agreements made and to be fully performed in that state and without regard to principles of conflicts of law thereof. Any action brought to enforce, or otherwise arising out of this Agreement shall be brought only in the Circuit Court of Miami-Dade County, Florida.

18. LEGAL FEES. Each party shall pay the fees and expenses of its advisers, counsel, the accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

19. ENTIRE AGREEMENT; AND INCONSISTENCY. This Agreement is the final agreement between WITH and PEAK ONE with respect to the terms and conditions set forth herein, and, the terms of this Agreement may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. No provision of this Agreement may be amended other than by an instrument in writing signed by WITH and PEAK ONE, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. In the event of any inconsistency between the terms of this Agreement and any other document executed in connection herewith, the terms of this Agreement shall control to the extent necessary to resolve such inconsistency.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first indicated above.

WITH, INC.

By: ______________________________
Andrew Maltin, its President

PEAK ONE OPPORTUNITY FUND, L.P.

By: Peak One Investments, LLC, General Partner

By: ______________________________
Jason Goldstein, its Managing Member

EXHIBIT 1

EXHIBIT 2

EXHIBIT 3

EXHIBIT A

Form of Joint Motion for Order Approving Settlement Agreement

IN THE CIRCUIT COURT OF THE 11th JUDICIAL CIRCUIT IN AND FOR MIAMI-DADE COUNTY, FLORIDA

CASE NO. 2016-015449-CA-01

PEAK ONE OPPORTUNITY FUND, L.P.,

Plaintiff,

vs.

WITH, INC. (f/k/a MEDL Mobile Holdings, Inc.),

Defendant.

_______________________________________/

JOINT MOTION FOR ORDER APPROVING SETTLEMENT AGREEMENT

Plaintiff, PEAK ONE OPPORTUNITY FUND, L.P. ("Plaintiff") and Defendant, WITH, INC., ("Defendant"), by and through undersigned counsel, hereby jointly move this Honorable Court for an order approving the Settlement Agreement executed in this matter on the _____th day of July, 2016, and as grounds, therefor the Parties state as follows:

1. The parties have agreed to terms and conditions that will result in the issuance of common stock from DEFENDANT's company in a transaction that is exempt from securities registration pursuant to Florida and federal law, provided that the Court agrees that the terms are fair to PLAINTIFF. In connection with the settlement, the parties request that the Court consider whether the terms and conditions of the settlement are fair to the Plaintiff, the only party to whom the shares will be issued. If the Court concludes that the terms and conditions are fair, then the parties move the Court to enter the attached proposed agreed Order.

WHEREFORE, the parties jointly request that the Court approve the settlement and enter the proposed Order.

Respectfully Submitted,

Dated: July ___, 2016

By: ______________________________
Russell C. Weigel, III
Fla. Bar No. 822159

HOFFMAN & WEIGEL, PLLC
5775 Blue Lagoon Drive, Suite 100
Miami, FL 33126
Tel: (786) 888-4567
Fax: (786) 787-0456
rweigel@hoffmanweigel.com
Counsel for Plaintiff,
Peak One Opportunity Fund, L.P.

Defendant, WITH, INC.

By: ______________________________
Andrew Maltin, President
7 Studebaker
Irvine, California 92618
Tel: (310) 488-5885
andrew@hangwith.com
Pro Se

EXHIBIT B

Form of Notice of Hearing

IN THE CIRCUIT COURT OF THE
11th JUDICIAL CIRCUIT IN AND FOR
MIAMI-DADE COUNTY, FLORIDA

CASE NO. 2016-015449-CA-01

PEAK ONE OPPORTUNITY FUND, L.P.,

Plaintiff,

vs.

WITH, INC. (f/k/a MEDL Mobile Holdings, Inc.),

Defendant.

____/

NOTICE OF HEARING

YOU ARE HEREBY NOTIFIED that a hearing on this action has been scheduled as follows:

MATTER:	Settlement Approval
JUDGE:	Honorable
LOCATION:	
DATE AND TIME:	TBA
TIME RESERVED:	Five (5) Minutes

Certificate of Service

I HEREBY CERTIFY that a true copy of the foregoing has been furnished via e-mail to Defendant, With, Inc., at ____________ and by first class U.S. Mail to ___________________________________, on this ____ day of ________, 2016.

Dated: __________, 2016

By: _________________________
Russell C. Weigel, III
Fla. Bar No. 822159

HOFFMAN & WEIGEL, PLLC
5775 Blue Lagoon Drive, Suite 100
Miami, FL 33126
Tel: (786) 888-4567 Fax: (786) 787-0456
rweigel@hoffmanweigel.com
Counsel for Plaintiff

EXHIBIT C

Form of Order Approving Settlement Agreement

IN THE CIRCUIT COURT OF THE 11th JUDICIAL CIRCUIT IN AND FOR MIAMI-DADE COUNTY, FLORIDA

CASE NO. 2016-015449-CA-01

PEAK ONE OPPORTUNITY FUND, L.P.,

Plaintiff,

vs.

WITH, INC. (f/k/a MEDL Mobile Holdings, Inc.),

Defendant.

_______________________________________/

AGREED ORDER APPROVING SETTLEMENT AGREEMENT

This matter having come on for a hearing on the ____ day of _______, 2016, on the parties' joint Motion for to approve the Settlement Agreement entered into as of July ____, 2016 between Plaintiff, PEAK ONE OPPORTUNITY FUND, L.P. ("Plaintiff" or "PEAK ONE") and Defendant, WITH, INC., ("Defendant" or "WITH") (collectively, the "Parties"), and the Court having held a hearing as to the fairness of the terms and conditions of the Settlement Agreement and being otherwise fully advised in the premises, the Court **HEREBY FINDS AS FOLLOWS**:

1. The hearing having been scheduled upon the consent of Plaintiff and Defendant, Plaintiff has had adequate notice of the hearing, and Plaintiff is the only party to whom Shares will be issued pursuant to the Settlement Agreement;

2. The terms and conditions of the issuance of the Shares in exchange for the release of certain claims as set forth in the Settlement Agreement are fair to Plaintiff, the only party to whom the Shares will be issued;

3. The fairness hearing was open to Plaintiff; Plaintiff acknowledged the receipt of adequate notice of the hearing, was represented by counsel, and consented to the entry of this

Order; and

4. No objections to the Settlement Agreement were made at the hearing;

Accordingly, **IT IS HEREBY ORDERED, ADJUDGED, AND DECREED THAT:**

1. The Settlement Agreement and its attachments and exhibits are incorporated by reference and made a part of this Order for all purposes;

2. The Settlement Agreement is hereby approved as fair to the party to whom the Shares will be issued, within the meaning of Section 3(a)(10) of the Securities Act;

3. The issuance of the Settlement Shares to Plaintiff in exchange for settlement of its claim and the resale of the Settlement Shares in the United States by Plaintiff, assuming satisfaction of all other applicable securities laws and regulations, will be exempt from registration under the Securities Act of 1933 and the Florida Securities and Investor Protection Act;

4. **ISLAND STOCK TRANSFER, INC. IS DIRECTED TO DELIVER WITH, INC. COMMON STOCK TO PEAK ONE OPPORTUNITY FUND, L.P., VIA THE DWAC OR DRS SYSTEM, OR IF NOT AVAILABLE A PHYSICAL CERTIFICATE, UPON RECEIPT OF THIS ORDER, A COPY OF THE SETTLEMENT AGREEMENT, AND DELIVERY INSTRUCTIONS FROM PEAK ONE OPPORTUNITY FUND, L.P.**

   WITH's stock transfer agent, Island Stock Transfer, is directed to honor the Settlement Shares stock issuance request(s) of PEAK ONE arising from the Settlement Agreement. Island Stock Transfer is directed to abide by the irrevocable transfer agent letter that is made a part of the Settlement Agreement as

an Exhibit. This Order shall be binding on any and all stock transfer agents retained by WITH.

5. Jurisdiction is retained for the enforcement of the Settlement Agreement and this Order.

SO ORDERED, this ___ day of ___________, 2016.

____
The Honorable
CIRCUIT COURT JUDGE

Copies: All Parties

EXHIBIT D

Form of Stipulated Notice of Voluntary Dismissal

IN THE CIRCUIT COURT OF THE 11th JUDICIAL CIRCUIT IN AND FOR MIAMI-DADE COUNTY, FLORIDA

CASE NO. 2016-015449-CA-01

PEAK ONE OPPORTUNITY FUND, L.P.,

Plaintiff,

vs.

WITH, INC. (f/k/a MEDL Mobile Holdings, Inc.),

Defendant.

____/

STIPULATED NOTICE OF VOLUNTARY DISMISSAL

The parties hereby stipulate that this action is dismissed with prejudice and each party bears its own costs and attorney's fees.

Respectfully Submitted,

____________, 2016

By: ______________________
Russell C. Weigel, III
Fla. Bar No. 822159

HOFFMAN & WEIGEL, PLLC
5775 Blue Lagoon Drive, Suite 100
Miami, FL 33126
Tel: (786) 888-4567
Fax: (786) 787-0456
rweigel@hoffmanweigel.com
Counsel for Plaintiff,
Peak One Opportunity Fund, L.P.

Defendant, WITH, INC.

By: ______________________
Andrew Maltin, President
7 Studebaker
Irvine, California 92618
Tel: (310) 488-5885
andrew@hangwith.com
Pro Se

IN THE CIRCUIT COURT OF THE 11th JUDICIAL CIRCUIT IN AND FOR MIAMI-DADE COUNTY, FLORIDA

CASE NO. 2016-015449-CA-01

PEAK ONE OPPORTUNITY FUND, L.P.,

Plaintiff,

vs.

WITH, INC. (f/k/a MEDL Mobile Holdings, Inc.),

Defendant.

_______________________________________/

AGREED ORDER APPROVING SETTLEMENT AGREEMENT

This matter having come on for a hearing on the 3rd day of August, 2016, on the parties' joint Motion for to approve the Settlement Agreement entered into as of July 8, 2016 between Plaintiff, PEAK ONE OPPORTUNITY FUND, L.P. ("Plaintiff" or "PEAK ONE") and Defendant, WITH, INC., ("Defendant" or "WITH") (collectively, the "Parties"), and the Court having held a hearing as to the fairness of the terms and conditions of the Settlement Agreement and being otherwise fully advised in the premises, the Court **HEREBY FINDS AS FOLLOWS**:

1. The hearing having been scheduled upon the consent of Plaintiff and Defendant, Plaintiff has had adequate notice of the hearing, and Plaintiff is the only party to whom Shares will be issued pursuant to the Settlement Agreement;

2. The terms and conditions of the issuance of the Shares in exchange for the release of certain claims as set forth in the Settlement Agreement are fair to Plaintiff, the only party to whom the Shares will be issued;

3. The fairness hearing was open to Plaintiff; Plaintiff acknowledged the receipt of adequate notice of the hearing, was represented by counsel, and consented to the entry of this

Order; and

4. No objections to the Settlement Agreement were made at the hearing;

Accordingly, **IT IS HEREBY ORDERED, ADJUDGED, AND DECREED THAT:**

1. The Settlement Agreement and its attachments and exhibits are incorporated by reference and made a part of this Order for all purposes;

2. The Settlement Agreement is hereby approved as fair to the party to whom the Shares will be issued, within the meaning of Section 3(a)(10) of the Securities Act;

3. The issuance of the Settlement Shares to Plaintiff in exchange for settlement of its claim and the resale of the Settlement Shares in the United States by Plaintiff, assuming satisfaction of all other applicable securities laws and regulations, will be exempt from registration under the Securities Act of 1933 and the Florida Securities and Investor Protection Act;

4. **ISLAND STOCK TRANSFER, INC. IS DIRECTED TO DELIVER WITH, INC. COMMON STOCK TO PEAK ONE OPPORTUNITY FUND, L.P., VIA THE DWAC OR DRS SYSTEM, OR IF NOT AVAILABLE A PHYSICAL CERTIFICATE, UPON RECEIPT OF THIS ORDER, A COPY OF THE SETTLEMENT AGREEMENT, AND DELIVERY INSTRUCTIONS FROM PEAK ONE OPPORTUNITY FUND, L.P.**

WITH's stock transfer agent, Island Stock Transfer, is directed to honor the Settlement Shares stock issuance request(s) of PEAK ONE arising from the Settlement Agreement. Island Stock Transfer is directed to abide by the irrevocable transfer agent letter that is made a part of the Settlement Agreement as

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an Exhibit. This Order shall be binding on any and all stock transfer agents retained by WITH.

5. Jurisdiction is retained for the enforcement of the Settlement Agreement and this Order.

SO ORDERED, this 3 day of AUG, 2016.

The Honorable
CIRCUIT COURT JUDGE

Copies: All Parties

Appearances:
Russell C. Weigel, III, Esq.
(Plaintiff)
Defendant, none

Thomas J. Rebull
Circuit Court Judge

STATE OF FLORIDA, COUNTY OF DADE
I HEREBY CERTIFY that the foregoing is a true and correct copy of the original on file in this office. Aug 3 AD 20 16
HARVEY RUVIN, Clerk of Circuit and County Courts
Deputy Clerk
E38566

CIRCUIT AND COUNTY COURTS CLERK DADE COUNTY, FLORIDA

FINAL ORDERS AS TO ALL PARTIES
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Judge's Initials TJR

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